United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

Digital Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 N Federal Hwy #304

Boca Raton, FL 33432

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported on Digital Health Acquisition Corp.’s (the “Company”) Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 29, 2023 and October 13, 2023, on September 28, 2023 the Company received a letter from the staff (the “Staff”) of The Nasdaq Global Market (“Nasdaq Global”) that the Company’s securities (including the Common Stock, Units and Warrants) (the “Securities”) were subject to delisting from Nasdaq Global due to failure to regain compliance to certain Nasdaq Global listing requirement by the Staff’s required timeline (the “September 29, 2023 Letter”). On October 9, 2023, the Company received an additional letter from the Staff, which notified the Company that its not meeting the 400 total shareholders requirement under the Nasdaq Listing Rule 5450(a)(2) served as an additional ground for delisting the Company’s Securities from Nasdaq Global (the “October 9, 2023 Letter”).

In connection with the September 29, 2023 Letter, on October 4, 2023, the Company requested a hearing before the Nasdaq hearings panel (the “Hearing”) to appeal the MVLS determination and applied to list its Securities on The Nasdaq Capital Market (“NasdaqCM”). The Company also planned to address the deficiency outlined in the October 9, 2023 Letter at the Hearing. The Hearing was scheduled on November 30, 2023.

The Company’s application to transfer the listing of its Securities to NasdaqCM was granted on October 26, 2023. On November 1, 2023, the Company received a letter from the Nasdaq Global Hearings panel that due to the Company’s transfer of its listed Securities to NasdaqCM, the Hearing on November 30, 2023 regarding non-compliance with the Nasdaq Global listing standards has been cancelled. The Company’s Securities will continue to be listed and traded on The Nasdaq Stock Market on NasdaqCM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL HEALTH ACQUISITION CORP.

	By:	/s/ Scott Wolf
	Name:	Scott Wolf
Dated: November 6, 2023	Title:	Chief Executive Officer and Chairman